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                                                                   EXHIBIT 11(A)



                                   CONSENT OF
                                   ----------
                              MAYER, BROWN & PLATT
                              --------------------


     We hereby consent to the reference to our firm under the caption "Counsel and Independent Accountants" in the statement of additional information comprising a part of Post-Effective Amendment No. 6 to the Form N-1A Registration Statement of Security Capital U.S. Real Estate Shares Incorporated, File Nos. 333-20649 and 811-8033.



                              /s/ Mayer, Brown & Platt

                              MAYER, BROWN & PLATT


Washington, D.C.
April 16, 1998